SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 9, 1997
                         ------------------------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                            38-0549190
                  ------                            ----------
         (Commission File Number)        (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                      48121
 --------------------------------------                      -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
---------------------


     On October 8, 1997, Standard & Poor's Ratings Group ("S&P") announced that it had lowered certain debt ratings of Ford Motor Company ("Ford") and certain of its affiliates. S&P's news release dated October 8, 1997, filed as Exhibit 99 to this Current Report on Form 8-K, is incorporated by reference herein.

     Also on October 8, 1997, Moody's Investor Service confirmed all of the debt ratings of Ford and its affiliates, including the senior long-term debt rating of "A1" for Ford, Ford Motor Credit Company ("Ford Credit") and Ford Credit Europe plc and of "A3" for The Hertz Corporation ("Hertz"), and the commercial paper rating of "Prime-1" for Ford Credit, Ford Credit Europe plc and Hertz.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

                                    EXHIBITS
                                    --------


Designation                Description               Method of Filing
-----------                -----------               ----------------

Exhibit 99               S&P's news release dated
                         October 8, 1997



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR COMPANY
                                              (Registrant)



Date:  October 9, 1997                        By:/s/Peter Sherry, Jr.
       ---------------                           ---------------------
                                                 Peter Sherry, Jr.
                                                 Assistant Secretary

                            EXHIBIT INDEX


DESIGNATION                   DESCRIPTION                       PAGE


Exhibit 99                  S&P's news release dated
                            October 8, 1997